UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2008

MABCURE INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-141131

(Commission File Number)

20-4907822

(IRS Employer Identification No.)

3702 South Virginia Street, #G12-401, Reno, Nevada 89502

(Address of principal executive offices and Zip Code)

(60)1-4327-4470

Registrant's telephone number, including area code

Smartec Holdings Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 22, 2008, we completed a merger with our subsidiary, MabCure Inc., a Nevada corporation. As a result, we have changed our name from "Smartec Holdings Inc." to "MabCure Inc.".

Item 7.01.	Regulation FD Disclosure

The name change became effective with the Over-the-Counter Bulletin Board at the opening for trading on January 22, 2008 under the new stock symbol "MBCI". Our new CUSIP number is 554094 102.

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Item 9.01.    Financial Statements and Exhibits.

3.1	Articles of Merger filed with the Secretary of State of Nevada on January 16, 2008 and which is effective January 22, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABCURE INC.

By: /s/ Yapp Moi Lee

Yapp Moi Lee
President and Director

Dated: January 23, 2008

CW1636579.1